UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012 (April 30, 2012)

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park
Greenwich, Connecticut		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”) is being filed by United Rentals, Inc. (“United Rentals”) to amend Item 9.01 of the Current Report on Form 8-K filed by United Rentals on May 3, 2012 (the “Closing 8-K”), which was filed in connection with the completion, on April 30, 2012, of the previously announced merger between United Rentals and RSC Holdings Inc. In response to Items 9.01(a) and 9.01(b) in the Closing 8-K, United Rentals indicated that it would file the required information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. The Amendment hereby amends, restates and replaces in its entirety Item 9.01 of the Closing 8-K with Item 9.01 below. No other modification to the Closing 8-K is being made by the Amendment, and all other information in the Closing 8-K is hereby incorporated by reference into the Amendment.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of RSC Holdings Inc. as of December 31, 2011, and 2010, and for the years ended December 31, 2011, 2010 and 2009, and the notes thereto are filed as Exhibit 99.1 to this Amendment, and are incorporated herein by reference to the Form 10-K (File No. 001-33485) for the year ended December 31, 2011, filed by RSC Holdings Inc. on January 26, 2012.

The unaudited financial statements of RSC Holdings Inc. as of March 31, 2012, and December 31, 2011, and for the three months ended March 31, 2012, and March 31, 2011, and the notes thereto are filed as Exhibit 99.2 to this Amendment.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information reflecting the acquisition of RSC Holdings Inc. by United Rentals as of March 31, 2012, and December 31, 2011, with the related notes thereto are filed as Exhibit 99.3. They are not necessarily indicative of the operating results or financial position that would have been achieved had the acquisition been consummated as of the dates indicated or of the results that may be obtained for future periods.

(d) The following exhibits are filed with this Current Report on Form 8-K/A:

Exhibit No.	Description

23.1*	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1**	Audited financial statements of RSC Holdings Inc. as of December 31, 2011, and 2010, and for the years ended December 31, 2011, 2010 and 2009 (incorporated by reference to the financial statements included in the Form 10-K (File No. 001-33485) for the year ended December 31, 2011, filed by RSC Holdings Inc. on January 26, 2012).

99.2*	Unaudited financial statements of RSC Holdings Inc. as of March 31, 2012, and December 31, 2011, and for the three months ended March 31, 2012, and March 31, 2011, and the notes thereto.

99.3*	The unaudited pro forma condensed combined financial information reflecting the acquisition of RSC Holdings Inc. by United Rentals as of March 31, 2012, and December 31, 2011, with the related notes thereto.

*	Filed herewith.
**	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2012

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1**	Audited financial statements of RSC Holdings Inc. as of December 31, 2011, and 2010, and for the years ended December 31, 2011, 2010 and 2009 (incorporated by reference to the financial statements included in the Form 10-K (File No. 001-33485) for the year ended December 31, 2011, filed by RSC Holdings Inc. on January 26, 2012).

99.2*	Unaudited financial statements of RSC Holdings Inc. as of March 31, 2012, and December 31, 2011, and for the three months ended March 31, 2012, and March 31, 2011, and the notes thereto.

99.3*	The unaudited pro forma condensed combined financial information reflecting the acquisition of RSC Holdings Inc. by United Rentals as of March 31, 2012, and December 31, 2011, with the related notes thereto.

*	Filed herewith.
**	Previously filed.